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                                                                   EXHIBIT 99.1


Slide 1
(logo): USA Interactive


John Pleasants, President, USA Information & Services
Goldman Sachs Technology Symposium
February 24th, 2003

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Slide 2: Important

This presentation contains forward looking statements relating to possible or assumed future results of USA. It reflects the views of USA with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USA's Securities and Exchange Commission filings. Information contained herein about entities other than USA has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation unless otherwise noted, and USA undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than as noted.
This presentation refers to budgeted data from the USA 2003 budget released on February 6,, 2003. The budgeted data is as of February 6, 2003 and is not being updated or confirmed as of the date hereof. Pro forma financial information includes the results from Expedia as of January 1, 2001, and is pro forma for the exchange of Holdco shares by Liberty, the Vivendi transaction and the Ticketmaster merger as if they had occurred on January 1, 2001.
EBITA is defined as defined as operating income plus amortization of (1) non-cash compensation, (2) non-cash distribution and marketing and (3) other intangibles (and goodwill in 2001), (4) non-recurring items and (5) HSN disengagement costs. Adjusted Net Income generally captures all income statement items that have been, or will ultimately be, settled in cash and is defined as net income available to common shareholders plus: (1) amortization of non-cash distribution and marketing expense, (2) amortization of non-cash compensation expense, (3) amortization of intangibles (and goodwill in 2001), net of related tax and minority interest expense, (4) equity income or loss from USA's 5.44% interest in VUE, and (5) non-recurring items and / or restructuring charges. Adjusted EPS is defined as Adjusted Net Income divided by fully diluted shares outstanding for Adjusted EPS purposes For reconciliations from non-GAAP to GAAP metrics, please refer to www.usainteractive.com.
Logos other than logos listed on slide 3 of this presentation are the property of companies not affiliated with USA.



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Slide 3: $13 Billion in Transactions

Electronic Retailing
(logos) HSN, America's Store, Shop Channel, TVSN, HOT, Nuen Live

Travel
(logos) Expedia, Hotels.com, Interval International, TV Travel Shop

Information & Services

(logos) Ticketmaster, Match.com, uDate.com (transaction pending),evite Citysearch, PRC, EPI (transaction pending)

Note: Includes some companies majority or partially owned by USA.

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Slide 4: Strong Growth Trajectory
Gross Transaction Value
2001: $9,033                             CAGR=43%
2002: $12,903
Revenue
2001: $3,766                             CAGR=26%
2002: $4,667
2003B: $6, 008
EBITA                                    CAGR=97%
2001: $193
2002: $448
2003B: $751
2003B Earnings
Net Income: $149
EPS: $0.27
Adjusted Net Income: $414
Adjusted EPS $0.75

Pro Forma for Expedia and Vivendi, Transactions, Source for 2003: USA 2003 budget as released on February 6, 2003. Operating income for 2001, 2002, and 2003B is ($116) million, $28 million and $348 million respectively. Reconciliations from non-GAAP to GAAP metrics are available at www.usainteractive.com.

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Slide 5: EBITA - Strong Growth Trajectory
($ in millions)
2001: $10 million loss
Q1: ($5)
Q2: $7
Q3: ($12)
Q4: $0
2002: $75 million
Q1: $7
Q2: $27
Q3: $18
Q4: $23
2003B: $186 million
Q1: $24
Q2: $41
Q3: $22
Q4: $99

Not pro forma for pending EPI and uDate transactions source: USA Final Budget as filed with the SEC on 2/6/03; has not been updated for subsequent events including pending EPI and uDate transactions.

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Slide 6: (Logo) Ticketmaster

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Slide 7: Consistent, Strong Growth
Financial Growth


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Revenue:
2001: $580
2003B: $695
CAGR: 9%

EBITA:
2001: $74
2003B: 119
CAGR: 27%

Online Migration: '99-'02
Ticketmaster: 41%
Event Ticketing: 16%
Books: 12%
Music: 7%
Movies: 3%

Source: Forrester, US eCommerce:The Next Five Years, August 27, 2002; Forrester, 2002 US Travel Market Forecast:Market Opportunity Assesment, May 14, 2002; USA 2003 Budget released on February 6, 2003; and Ticketmaster internal data. Operating income for 2001 and 2003B is $33 million and $87 million, respectively. Reconciliations from non-GAAP to GAAP metrics are available at www.usainteractive.com.

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Slide 8: The Opportunity is Within Our System
525 MM US Tickets in 2002
Single Tickets: 12%
Box Office: 21%
Season Tickets: 6%
Unsold: 61%

Source:Ticketmaster internal Data. Domestic Ticket Sales for events that occurred in 2002 only.

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Slide 9: Strong Online Growth
o 8MM monthly unique users
o 12MM registered users
o 50% of visitors localize the site
o 1 Billion Amex points in 2003

Source: comScore Media Metrix January 2003 and Ticketmaster internal data.

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Slide 10: ticketFast: High Adoption
o 456 venues
o Decreases will call, increases late purchase activity


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Theatre ticketFast Adoption Rate
Sep-01: 20%
Dec-02: 47%

Source: Ticketmaster internal data.

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Slide 11: Customizable Box Office Solutions

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Slide 12: The Consumer Benefit

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Slide 13: Stimulating Demand: ticketAlert Notifications (Graphic from website)
o 9MM personalized emails sent in January
o Increases purchase frequency by 60%
o 2MM performer ticketAlert signups in first 60 days

Source: Ticketmaster internal data and Applied Research West research conducted for Ticketmaster, December 2002.

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Slide 14: Stimulating Demand: New Sales Channels

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2002 Cumlative Tickets-Concerts
TM tickets
Internal Tickets
Box Office Tickets

2002 Cumlative Tickets-Sports
TM tickets
Internal Tickets
Box Office Tickets

Source: Ticketmaster internal data.

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Slide 15: Opportunity: The Aftermarket
TICKETMASTER BENEFIT:
o Ticket authentication / fraud protection
o Instant delivery
o Single inventory system

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Slide 16: International Growth Opportunity

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Slide 17: ReserveAmerica: Untapped Market
reserveamerica is #1 provider
o 4mm reservations/year
o 18 state & federal agencies
o 150,000 campsites

public sector = $441mm
o government camping - $80mm
o public recreation - $250mm
o license & permit - $100mm

PRIVATE SECTOR = $122MM

Source: U.S. Goverment Census, Internal Ticketmaster Estimate.

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SLIDE 18: (LOGO) MATCH.COM

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Slide 19: Match: Category Leader
o 8MM users
o 360% subscriber growth since 12/00
o 93% revenue CAGR, 59% EBITA CAGR (2001 - 2003B)
o 30 Sites in 15 Languages
o 1+ Billion Pageviews per Month

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Slide 20: Category Growth Opportunity
US Singles = 80MM
26MM visited online dating sites in December 2002
725,000 MATCH.COM SUBSCRIBERS

Source: 2000 U.S. Census and comScore Media Metrix.

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Slide 21: Distribution: All Over the Web
Customer Acquisition Today:
Direct Domain: 52%
Partners: 48%

(Logos): msn,aol,bet.com,juno,overture, google, earthlink, ivillage, oxygen, at&t, bellsouth internet service, iwon, abc news.com, aol local, looksmart, the examiner, citysearch, advanced telecom services, classmates netzero, black americaweb.com

Source: Match.com internal data.

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Slide 22: Custom Integrations

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Slide 23: International Growth

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Slide 24: International Growth

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Slide 25: International Growth

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Slide 26: Offline Media Campaign
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Slide 27: MatchLive: 30+ Cities in 2003
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Slide 28: Personality Test
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Slide 29: Mobile: Instant Accessibility
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Slide 30: Video: Ultimate Customization
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Slide 31: Voice: Versatile Communication
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Slide 32: (Logo) Citysearch
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Slide 33: Steady Growth
Uniques/Month (mm)
                                    2000                3
                                    2001              4.4
                                    2002              6.7

Pages Views/ Month (mm)
                                    2000               45
                                    2001               69
                                    2002              111

Source: comScore Media Metrix.

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Slide 34: Local: $90B+ Opportunity
Impression Based:
Local: (logos) verizon super pages, Chicago-Tribune-$90B+
National: (logos) ABC, NBC- $100B+

Pay for Performance:
Local: (logos) Citysearch



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National: (logos) google, overture- $1.4 B

Source: Salomon Smith Barney, 2002, "The Internet Search Market" and Kersey Group Custom Research.

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Slide 35: Consumer Experience New York City
o Most powerful local search
o Simplified user interface
o Increased ad placement

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Slide 36: Consumer Experience NYC Restaurant
o #1 Web restaurant source*
o 2MM unique users/month**
o 90% of users patronize a business after they find it on Citysearch

Source: comScore Media Metrix and Citysearch internal Data.

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Slide 37: Consumer Experience Featured Restaurants
o Ad units separate from user content
o Changed usage patterns to drive clicks (metered phone)
o Ads relevant to consumer category and location

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Slide 38: Consumer Experience Top Rates
o "Top Rated" to highlight best establishments
o Removal of phone numbers to drive clicks
o Simplified rating system

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Slide 39:Consumer Experience copp
o Competitive listings for non-customers
o Focus on editorial content
o +500,000 user ratings

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Slide 40: Client Experience
o Self enrollment
o Access to click through metrics



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o Citysearch is only local provider that is PFP based

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Slide 41: Revenue Potential
5% account penetration would
generate over $1B in annual revenue

                                                  JAN-03
Total clicks                                              13M
Paid clicks                                                2M
% paid to total                                          16%
Cost / click                                             $0.85
ANNUAL REVENUES
at 16% paid clicks                       $21M
at 100% paid clicks                      $133M

Source: comScore Smith Barney 2002, "The Internet Search Market" & Citysearch internal data.

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Slide 42: Powering 40+% of Local
o Local market is fragmented
o Citysearch is dominant player, powering 40%+ of all local sites
o Significant opportunity to build Citysearch brand
Team Local Market
MSN
Knight Ridder
Citysearch
Verizon Superpages
Real Cities
Yahoo! Local
Digital Cities

Source: comScore Media Metrix December 2002 Data.

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Slide 43: (Logo) Entertainment Publications Translation Peding.
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Slide 44: World's Leading Merchant Discount Marketer ( Graphic from website)
o Products:
o Entertainment Book
o Online Discounts


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o Custom Programs
o Sally Foster - premium gifts
o 8MM consumers / year, average $30 membership
o 65,000 merchants at 250,000 locations in 160 markets

Transaction Pending.

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Slide 45: Size of the Opportunity
Couponing $180 B
Use EPI 8%

Today:
o Distribution: 50,000 schools and community groups
o Direct relationship with only 12% of members
o $10B total annual merchant sales
o Avg. member redeems 25+ offers/year ($200 savings)
o Avg. merchant receives 2-3K/year (6/day)

Electronic Discount Program Will:
o Add web distribution via USA and portals
o Increase registrations, renewals, subscriptions
o Enable EPI to capture % of transaction
o ~ $300 million opportunity

Transaction Pending. Pie chart depicts US households. Source: NCH NuWorld Marketing and AVISO Inc.; Ticketmaster internal estimates.

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Slide 46: New Initiatives
Consumer Purchase Selection
New digital product options and monthly payment options will: Drive growth in household penetration Improve pricing power & gross margins
Smooth out seasonality

Transaction Pending.

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Slide 47: EPI & Citysearch
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Transaction Pending.

Slide 48: EPI & Expedia

Transaction Pending.

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Slide 49: e-Fundraising Tools ( graphic from website)
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Slide 50: (logo) Evite

Transaction Pending.

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Slide 51: Ramped Usage and Partnerships (graphic from website)

Q4 AVERAGE
MONTHLY METRICS
Events Created
2001                                               77,500
2002                                              125,000
% changed                                             61%

Unique Users
2001                                     1.7mm
2002                                     3.3mm
% changed                                             93%

Source: eVite internal data.

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Slide 52: How it All Fits Together
(logos) citysearch, ticketmaster, expedia.com, hsn, evite,match.com, entertainment (transaction pending), interval international, hotels.com


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Slide 53
(logo): USA Interactive

Engaging Worldwide in The Business of Interactivity via the Internet, the television and the telephone.


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Slide 54
(logo): USA Interactive

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